UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 23, 2016
RAYONIER INC.
COMMISSION FILE NUMBER 1-6780
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
225 Water Street, Suite 1400
Jacksonville, Florida 32202
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

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Item 5.07.	Submission of Matters to a Vote of Security Holders.	1
	Signature	2

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Shareholders of the Company was held on May 23, 2016 (the “Annual Meeting”). At the Annual Meeting, shareholders of the Company (1) approved all nine of the director nominees for the ensuing year, (2) approved, on an advisory basis, the compensation of the Company’s named executive officers, and (3) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016.
The final voting results were as follows:

				Broker
Election of Directors, Terms Expire in 2017	Votes For	Votes Against	Abstain	Non-Votes
Richard D. Kincaid	100,487,657	2,059,831	186,657	13,182,876
John A. Blumberg	101,190,245	793,522	750,378	13,182,876
Dod A. Fraser	101,183,452	800,842	749,851	13,182,876
Scott R. Jones	101,435,669	550,466	748,010	13,182,876
Bernard Lanigan, Jr.	101,787,865	755,419	190,861	13,182,876
Blanche L. Lincoln	101,406,217	584,174	743,754	13,182,876
V. Larkin Martin	100,727,799	1,264,544	741,802	13,182,876
David L. Nunes	100,832,238	1,147,545	754,362	13,182,876
Andrew G. Wiltshire	102,014,606	536,158	183,381	13,182,876

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Advisory Vote on the Compensation of Our Named Executive Officers	99,633,711	2,686,484	413,950	13,182,876

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Ratification of Auditors	114,330,219	830,319	756,483	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and
Corporate Secretary
May 24, 2016

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